Note 3 - Transactions with Parties-In-Interest	12 Months Ended
Dec. 31, 2025
EBP 88-0320154 001 [Member]
Notes to Financial Statements
EBP, Related Party and Party-in-Interest Transactions [Text Block]
(3)	Transactions with Parties-In-Interest

At December 31, 2025 and 2024, the Plan held investments in bank accounts, collective trust funds, and money market accounts sponsored by the Trustee or affiliated entities with fair values totaling $215,488 and $201,749, respectively. The Plan also held shares of the Unitized CVTI Fund that includes Covenant Logistics Group, Inc. common stock with fair values of $4,390,934 and $4,713,974 at December 31, 2025 and 2024, respectively. The Plan also held notes receivables from participants with interest rates ranging from 4.25% to 9.50% with a fair value of $2,167,436 and $2,151,679 as of December 31, 2025 and 2024, respectively. All administrative fees of the Plan were paid to parties-in-interest.

Transamerica Retirement Solutions Corporation (TRSC) provides certain administrative services for the Plan pursuant to a Pension Services Agreement (“Agreement”). TRSC receives revenue from investment plan service fees charged to participants’ accounts as specified in the Agreement. This revenue is used to offset certain amounts owed to TRSC for its administrative services to the Plan (i.e. required revenue). Any excess of the plan service fees above the required revenue, as defined in the Agreement, is held in an unallocated Expense Budget Account and may be used to pay other plan related expenses approved by the Company’s management or can be allocated to participants at the end of the year at the discretion of the Company’s management.